UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 27, 2021

BUSINESS FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-38447	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

5.07	Submission of Matters to a Vote of Security Holders

On May 27, 2021, Business First Bancshares, Inc. (“Business First”) held its Annual Meeting of Shareholders to consider and act upon the items listed below:

1.	The shareholders of Business First elected the individuals listed below to serve as directors of Business First until the 2022 Annual Meeting of Shareholders by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Vote
Drew C. Brees	10,495,349	21,732	11,741	3,502,254
James J. Buquet, III	10,504,833	19,276	4,713	3,502,254
Carol M. Calkins	10,499,501	11,590	17,731	3,502,254
Ricky D. Day	10,293,991	220,914	13,917	3,502,254
John P. Ducrest	10,519,431	4,678	4,713	3,502,254
Mark P. Folse	10,477,660	47,512	3,650	3,502,254
Robert S. Greer, Jr.	10,297,400	217,505	13,917	3,502,254
J. Vernon Johnson	10,518,080	6,029	4,713	3,502,254
Rolfe H. McCollister, Jr.	10,273,741	220,101	34,980	3,502,254
Andrew D. McLindon	10,500,108	14,797	13,917	3,502,254
David R. Melville, III	10,501,599	13,306	13,917	3,502,254
Patrick E. Mockler	10,458,053	55,789	14,980	3,502,254
David A. Montgomery, Jr.	10,500,843	14,062	13,917	3,502,254
Arthur J. Price	10,501,599	13,306	13,917	3,502,254
Kenneth Wm. Smith	10,505,896	19,276	3,650	3,502,254
Keith A. Tillage	10,509,932	4,973	13,917	3,502,254
Steven G. White	10,133,926	390,183	4,713	3,502,254

2.	The shareholders of Business First approved, on a non-binding advisory basis, the compensation of Business First’s named executive officers for 2021 by the vote set forth in the table below:

For	Against	Abstain	Broker Non-Vote
9,899,331	572,426	57,065	3,502,254

3.
The shareholders of Business First approved, on a non-binding advisory basis, “one year” as the frequency regarding how often Business First should solicit a non-binding advisory vote on the compensation of Business First’s named executive officers by the vote set forth in the table below:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
9,748,908	76,139	515,883	187,892	3,502,254

4.
The shareholders of Business First ratified the appointment of Dixon Hughes Goodman, LLP as Business First’s independent registered public accounting firm for the year ending December 31, 2021 by the vote set forth in the table below:

For	Against	Abstain
14,007,779	12,653	10,644

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 27, 2021
BUSINESS FIRST BANCSHARES, INC.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer